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                                                                   EXHIBIT 10(e)

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
                                         AMERICAN GENERGAL LIFE INSURANCE COMPANY ("AGL")
                                                      Corporate Markets Group
                                                    Home Office: Houston, Texas

                                                     VARIABLE UNIVERSAL LIFE
                                                INSURANCE SUPPLEMENTAL APPLICATION
                         (This supplement must accompany the appropriate application for life insurance.)
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                                                  PART 1.  APPLICANT INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
Supplement to the application on the life of        ABC CORP. LIFE INSURANCE PLAN            , dated       4/30/99                .
------------------------------------------------------------------------------------------------------------------------------------
                                              PART 2.  INITIAL ALLOCATION PERCENTAGES
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INVESTMENT OPTIONS: In the "Premium Allocation" column, indicate how each premium received is to be allocated. In the "Deduction
Allocation" column, indicate which investment options are to be used for the deduction of monthly account charges. Total allocations in each column must equal 100%. Use whole percentages only.

                                              Premium    Deduction                                             Premium     Deduction
                                            Allocation  Allocation                                            Allocation  Allocation
                                            ----------  ----------                                            ----------  ----------

AGL Declared Fixed Interest Account            ___%        ___%   MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
[AIM VARIABLE INSURANCE FUNDS, INC.                               Equity Growth Division                           100%       100%
AIM V.I. International Equity Division         ___%        ___%   High Yield Division                              ___%       ___%
AIM V.I. Value Division                        ___%        ___%   PUTNAM VARIABLE TRUST
AMERICAN GENERAL SERIES PORTFOLIO COMPANY                         Putnam VT Diversified Income Division            ___%       ___%
International Equities Division                ___%        ___%   Putnam VT Growth and Income Division             ___%       ___%
MidCap Index Division                          ___%        ___%   Putnam VT Int'l Growth and Income Division       ___%       ___%
Money Market Division                          ___%        ___%   SAFECO RESOURCE SERIES TRUST
Stock Index Division                           ___%        ___%   Equity Division                                  ___%       ___%
DREYFUS VARIABLE INVESTMENT FUND                                  Growth Division                                  ___%       ___%
Quality Bond Division                          ___%        ___%   VAN KAMPEN LIFE INVESTMENT TRUST
Small Cap Division                             ___%        ___%   Strategic Stock Division                         ___%       ___%
MFS VARIABLE INSURANCE TRUST                                      OTHER: ________________________________          ___%       ___%]
MFS Emerging Growth Series                     ___%        ___%                                                    100%       100%
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                                                  PART 3.  DOLLAR COST AVERAGING
------------------------------------------------------------------------------------------------------------------------------------
DOLLAR COST AVERAGING: ($5,000 minimum beginning accumulation value) An amount can be systematically transferred from the [Money
Market Division] and transferred to one or more of the investment options below. The [AGL Declared Fixed Interest Account] is not available for Dollar Cost Averaging. Please refer to the prospectus for more information on the Dollar Cost Averaging option.

DAY OF THE MONTH FOR TRANSFERS: __________________________ (Choose a day of the month between 1-28.)
FREQUENCY OF TRANSFERS:            [_] Monthly         [_] Quarterly      [_] Semiannually         [_] Annually
TRANSFER $__________________ ($100 minimum, whole dollars only) from the [AGSPC Money Market Division] to the following division(s):
[AIM V.I. International Equity                $______                  Equity Growth                                       $______
 AIM V.I. Value                               $______                  High Yield                                          $______
 International Equities                       $______                  Putnam VT Diversified Income                        $______
 MidCap Index                                 $______                  Putnam VT Growth and Income                         $______
 Stock Index                                  $______                  Putnam VT Int'l Growth and Income                   $______
 Quality Bond                                 $______                  Equity                                              $______
 Small Cap                                    $______                  Growth                                              $______
 MFS Emerging Growth Series                   $______                  Strategic Stock                                     $______
                                                                       Other: ________________________________             $______ ]
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                                                  PART 4.  AUTOMATIC REBALANCING
------------------------------------------------------------------------------------------------------------------------------------
AUTOMATIC REBALANCING: ($5,000 minimum beginning accumulation value) Variable division assets will be automatically rebalanced based on the premium percentages designated in Part 2. If the [AGL Declared Fixed Interest Account] has been designated for premium allocation in Part 2, the rebalancing will be based on the proportion allocated to the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing option.

                                             [_] CHECK HERE FOR AUTOMATIC REBALANCING.

FREQUENCY:                  [_] Quarterly          [_] Semiannually            [_] Annually

NOTE: Automatic Rebalancing is not available if the Dollar Cost Averaging option has been chosen.
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                                                            PAGE 1 of 2
CM 1001-99
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

                                              AMERICAN GENERAL LIFE INSURANCE COMPANY
                                                      Corporate Markets Group
                                                    Home Office: Houston, Texas
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                                                 PART 5.  TELEPHONE AUTHORIZATION
------------------------------------------------------------------------------------------------------------------------------------
I (or we, if Multiple Owners), hereby authorize American General Life Insurance Company ("AGL") to act on telephone instructions to transfer values among the variable divisions and the AGL Declared Fixed Interest Account ] and to change allocations for future purchase payments and monthly deductions given by: (Initial appropriate box below.)

[X]  Contract Owner(s)-- if Multiple Owners, either of us acting independently.

[ ]  Contract Owner(s) or the Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my contract.

AGL and any person designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions received and acted on in good faith, including losses due to telephone instruction communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone transaction, I/we will notify
AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I/we understand that this authorization is subject to the terms and provisions of the variable universal life insurance contract and its related prospectus.
This authorization will remain in effect until my/our written notice of its revocation is received by AGL at its home office.

[ ]  Initial here to decline the above telephone Authorization.
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                                      PART 6.  SUITABILITY (ALL QUESTIONS MUST BE ANSWERED.)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      YES      NO
1.  Have you, the Proposed Insured or Owner (if different), received the variable universal life insurance
    policy prospectus and the prospectuses describing the investment options?                                         [X]     [_]
    (If "yes," please furnish the Prospectus dates.)
            Variable Universal Life Insurance Policy Prospectus:      _______________
            Supplements (if any):                                     _______________

2.  Do you understand and acknowledge:

         A. THAT THE CONTRACT APPLIED FOR IS VARIABLE, EMPLOYS THE USE OF SEGREGATED ACCOUNTS WHICH MEANS THAT
            YOU NEED TO RECEIVE AND UNDERSTAND A CURRENT PROSPECTUS FOR THE CONTRACT AND THE UNDERLYING
            ACCOUNTS?                                                                                                 [X]     [ ]
         B. THAT ANY BENEFITS, VALUES OR PAYMENTS BASED ON PERFORMANCE OF THE SEGREGATED ACCOUNTS MAY VARY; AND
            (1) ARE NOT GUARANTEED BY THE COMPANY, ANY OTHER INSURANCE COMPANY, THE U.S. GOVERNMENT OR ANY STATE
                GOVERNMENT?                                                                                           [X]     [ ]
            (2) ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OF ANY OTHER AGENCY, FEDERAL
                OR STATE?                                                                                             [X]     [ ]
         C. THAT IN ESSENCE, ALL RISK IS BORNE BY THE OWNER EXCEPT FOR FUNDS PLACED IN THE AGL DECLARED FIXED
            INTEREST ACCOUNT?                                                                                         [X]     [ ]
         D. THAT THE CONTRACT IS DESIGNED TO PROVIDE LIFE INSURANCE COVERAGE AND TO ALLOW FOR THE ACCUMULATION
            OF VALUES IN THE SEGREGATED ACCOUNTS?                                                                     [X]     [ ]
         E. THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT
            EXPERIENCE OF THE SEPARATE ACCOUNT?                                                                       [X]     [ ]
         F. THE CONTRACT VALUES MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT EXPERIENCE OF THE
            SEPARATE ACCOUNT,THE AGL DECLARED FIXED INTEREST ACCOUNT ACCUMULATION, AND CERTAIN EXPENSE
            DEDUCTIONS?                                                                                               [X]     [ ]

3.  Do you believe the Policy you selected meets your insurance and investment objectives and your anticipated
    financial needs?                                                                                                  [X]     [_]

Signed at: SOMEWHERE_________________________________________________________TX__            Date:_________04/30/99______________
           CITY                                                             STATE

  X___________SUE SMITH______________________________________        X_______BOB DOE______________________________________________
   SIGNATURE OF OWNER                                                 SIGNATURE OF REGISTERED REPRESENTATIVE

  X__________________________________________________________        X_______BOB DOE______________________________________________
   SIGNATURE OF MULTIPLE OWNER (If applicable)                        PRINT NAME OF BROKER/DEALER

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                                                            PAGE 2 of 2
CM 1001-99

                                         AMERICAN GENERGAL LIFE INSURANCE COMPANY ("AGL")
                                                      Corporate Markets Group
                                                    Home Office: Houston, Texas

                                                     VARIABLE UNIVERSAL LIFE
                                                INSURANCE SUPPLEMENTAL APPLICATION
                         (This supplement must accompany the appropriate application for life insurance.)
------------------------------------------------------------------------------------------------------------------------------------
                                                  PART 1.  APPLICANT INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
Supplement to the application on the life of _______ABC CORP. LIFE INSURANCE PLAN____________, dated ______4/30/99________________.
------------------------------------------------------------------------------------------------------------------------------------
                                              PART 2.  INITIAL ALLOCATION PERCENTAGES
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPTIONS: In the "Premium Allocation" column, indicate how each premium received is to be allocated. In the "Deduction
Allocation" column, indicate which investment options are to be used for the deduction of monthly account charges. Total allocations in each column must equal 100%. Use whole percentages only.

                                              Premium    Deduction                                             Premium     Deduction
                                            Allocation  Allocation                                            Allocation  Allocation
                                            ----------  ----------                                            ----------  ----------

AGL Declared Fixed Interest Account            100%        100%   MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
[AIM VARIABLE INSURANCE FUNDS, INC.                               Equity Growth Division                           100%       100%
AIM V.I. International Equity Division         ___%        ___%   High Yield Division                              ___%       ___%
AIM V.I. Value Division                        ___%        ___%   PUTNAM VARIABLE TRUST
AMERICAN GENERAL SERIES PORTFOLIO COMPANY                         Putnam VT Diversified Income Division            ___%       ___%
International Equities Division                ___%        ___%   Putnam VT Growth and Income Division             ___%       ___%
MidCap Index Division                          ___%        ___%   Putnam VT Int'l Growth and Income Division       ___%       ___%
Money Market Division                          ___%        ___%   SAFECO RESOURCE SERIES TRUST
Stock Index Division                           ___%        ___%   Equity Division                                  ___%       ___%
DREYFUS VARIABLE INVESTMENT FUND                                  Growth Division                                  ___%       ___%
Quality Bond Division                          ___%        ___%   VAN KAMPEN LIFE INVESTMENT TRUST
Small Cap Division                             ___%        ___%   Strategic Stock Division                         ___%       ___%
MFS VARIABLE INSURANCE TRUST                                      OTHER: ________________________________          ___%       ___%]
MFS Emerging Growth Series                     ___%        ___%                                                    100%       100%
------------------------------------------------------------------------------------------------------------------------------------
                                                  PART 3.  DOLLAR COST AVERAGING
------------------------------------------------------------------------------------------------------------------------------------
DOLLAR COST AVERAGING: ($5,000 minimum beginning accumulation value) An amount can be systematically transferred from the [Money
Market Division] and transferred to one or more of the investment options below. The [AGL Declared Fixed Interest Account] is not available for Dollar Cost Averaging. Please refer to the prospectus for more information on the Dollar Cost Averaging option.

DAY OF THE MONTH FOR TRANSFERS: __________________________ (Choose a day of the month between 1-28.)
FREQUENCY OF TRANSFERS:            [_] Monthly         [_] Quarterly      [_] Semiannually         [_] Annually
TRANSFER $__________________ ($100 minimum, whole dollars only) from the [AGSPC Money Market Division] to the following division(s):
[AIM V.I. International Equity                $______                  Equity Growth                                       $______
 AIM V.I. Value                               $______                  High Yield                                          $______
 International Equities                       $______                  Putnam VT Diversified Income                        $______
 MidCap Index                                 $______                  Putnam VT Growth and Income                         $______
 Stock Index                                  $______                  Putnam VT Int'l Growth and Income                   $______
 Quality Bond                                 $______                  Equity                                              $______
 Small Cap                                    $______                  Growth                                              $______
 MFS Emerging Growth Series                   $______                  Strategic Stock                                     $______
                                                                       Other: ________________________________             $______ ]
------------------------------------------------------------------------------------------------------------------------------------
                                                  PART 4.  AUTOMATIC REBALANCING
------------------------------------------------------------------------------------------------------------------------------------
AUTOMATIC REBALANCING: ($5,000 minimum beginning accumulation value) Variable division assets will be automatically rebalanced based on the premium percentages designated in Part 2. If the [AGL Declared Fixed Interest Account] has been designated for premium allocation in Part 2, the rebalancing will be based on the proportion allocated to the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing option.

                                             [_] CHECK HERE FOR AUTOMATIC REBALANCING.

FREQUENCY:                  [_] Quarterly          [_] Semiannually            [_] Annually

NOTE: Automatic Rebalancing is not available if the Dollar Cost Averaging option has been chosen.
------------------------------------------------------------------------------------------------------------------------------------
                                                            PAGE 1 of 2
CM 1001-99

                                              AMERICAN GENERAL LIFE INSURANCE COMPANY
                                                      Corporate Markets Group
                                                    Home Office: Houston, Texas
------------------------------------------------------------------------------------------------------------------------------------
                                                 PART 5.  TELEPHONE AUTHORIZATION
------------------------------------------------------------------------------------------------------------------------------------
I (or we, if Multiple Owners), hereby authorize American General Life Insurance Company ("AGL") to act on telephone instructions to transfer values among the variable divisions and the AGL Declared Fixed Interest Account ] and to change allocations for future purchase payments and monthly deductions given by: (Initial appropriate box below.)

[X]  Contract Owner(s)-- if Multiple Owners, either of us acting independently.

[ ]  Contract Owner(s) or the Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my contract.

AGL and any person designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions received and acted on in good faith, including losses due to telephone instruction communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone transaction, I/we will notify
AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I/we understand that this authorization is subject to the terms and provisions of the variable universal life insurance contract and its related prospectus.
This authorization will remain in effect until my/our written notice of its revocation is received by AGL at its home office.

[ ]  Initial here to decline the above telephone Authorization.
------------------------------------------------------------------------------------------------------------------------------------
                                      PART 6.  SUITABILITY (ALL QUESTIONS MUST BE ANSWERED.)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      YES      NO
1.  Have you, the Proposed Insured or Owner (if different), received the variable universal life insurance
    policy prospectus and the prospectuses describing the investment options?                                         [X]     [_]
    (If "yes," please furnish the Prospectus dates.)
            Variable Universal Life Insurance Policy Prospectus:      _______________
            Supplements (if any):                                     _______________

2.  Do you understand and acknowledge:

         A. THAT THE CONTRACT APPLIED FOR IS VARIABLE, EMPLOYS THE USE OF SEGREGATED ACCOUNTS WHICH MEANS THAT
            YOU NEED TO RECEIVE AND UNDERSTAND A CURRENT PROSPECTUS FOR THE CONTRACT AND THE UNDERLYING
            ACCOUNTS?                                                                                                 [X]     [ ]
         B. THAT ANY BENEFITS, VALUES OR PAYMENTS BASED ON PERFORMANCE OF THE SEGREGATED ACCOUNTS MAY VARY; AND
            (1) ARE NOT GUARANTEED BY THE COMPANY, ANY OTHER INSURANCE COMPANY, THE U.S. GOVERNMENT OR ANY STATE
                GOVERNMENT?                                                                                           [X]     [ ]
            (2) ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OF ANY OTHER AGENCY, FEDERAL
                OR STATE?                                                                                             [X]     [ ]
         C. THAT IN ESSENCE, ALL RISK IS BORNE BY THE OWNER EXCEPT FOR FUNDS PLACED IN THE AGL DECLARED FIXED
            INTEREST ACCOUNT?                                                                                         [X]     [ ]
         D. THAT THE CONTRACT IS DESIGNED TO PROVIDE LIFE INSURANCE COVERAGE AND TO ALLOW FOR THE ACCUMULATION
            OF VALUES IN THE SEGREGATED ACCOUNTS?                                                                     [X]     [ ]
         E. THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT
            EXPERIENCE OF THE SEPARATE ACCOUNT?                                                                       [X]     [ ]
         F. THE CONTRACT VALUES MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT EXPERIENCE OF THE
            SEPARATE ACCOUNT,THE AGL DECLARED FIXED INTEREST ACCOUNT ACCUMULATION, AND CERTAIN EXPENSE
            DEDUCTIONS?                                                                                               [X]     [ ]

3.  Do you believe the Policy you selected meets your insurance and investment objectives and your anticipated
    financial needs?                                                                                                  [X]     [_]

Signed at: SOMEWHERE_________________________________________________________TX__            Date:_________04/30/99______________
           CITY                                                             STATE

  X___________SUE SMITH______________________________________        X_______BOB DOE______________________________________________
   SIGNATURE OF OWNER                                                 SIGNATURE OF REGISTERED REPRESENTATIVE

  X__________________________________________________________        X_______BOB DOE______________________________________________
   SIGNATURE OF MULTIPLE OWNER (If applicable)                        PRINT NAME OF BROKER/DEALER

------------------------------------------------------------------------------------------------------------------------------------

                                                            PAGE 2 of 2
CM 1001-99